UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21765

Macquarie Global Infrastructure Total Return Fund Inc.
(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY			10019
(Address of principal executive offices)			(Zip code)

Tane T. Tyler ALPS Mutual Fund Services, Inc. 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget (“OMB”)  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND
ANNUAL REPORT 2006

MACQUARIE

Left blank intentionally.

Shareholder Letter (unaudited)

NOVEMBER 30, 2006

Introduction

We are pleased to provide the following report to shareholders of the Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “the Fund”) for the year ended November 30, 2006.

The Net Asset Value (“NAV”) of the Fund increased 25.6% from $22.93 on November 30, 2005, to $28.81 on November 30, 2006. During this period the Fund also paid four regularly scheduled quarterly distributions, totalling $1.55 per share. After including these distributions, MGU’s NAV increased 34.4% on a total return basis over the period.

MGU’s share price increased by 29.9% over the year ended November 30, 2006 from $20.69 to $26.87. Including total distribution payments of $1.55 during the year, MGU’s share price delivered a total return of 38.9%. The share price discount to NAV declined from 9.8% at November 30, 2005 to 6.7% at November 30, 2006.

This report will provide shareholders with an overview of certain factors contributing to the Fund’s performance during the year to November 30, 2006, and why Macquarie Fund Adviser, LLC (“MFA” or the “Manager”) remains committed to the investment strategy of the Fund and is positive about the outlook for the sector going forward.

Investment Objective and Strategy

The Fund’s investment objective is to provide investors with a high level of total return consisting of dividends and other income, as well as capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its total assets in equity and equity-like securities issued by U.S. and non-U.S. issuers that own or operate infrastructure assets (“Infrastructure Issuers”).

It is anticipated that most of the Infrastructure Issuers in which the Fund will invest will be public companies listed on national or regional stock exchanges.

In pursuit of its investment objective, MGU will also seek to manage its investments so that at least 25% of its distributions may qualify as tax-advantaged “qualified dividend income” for U.S. federal income tax purposes.

In-line with the overall investment strategy of the Fund, the Manager continues to focus on the securities of infrastructure companies that it believes provide essential services, have strong strategic positions in the businesses in which they are involved, and which are able to generate sustainable and growing cash flow streams to equity holders.

Fund Commentary

The NAV total return for the Fund and comparative benchmarks from November 30, 2005 to November 30, 2006 are summarized in the table below:

Total NAV return: November 30, 2005 – November 30, 2006
Macquarie Global Infrastructure Total Return Fund (MGU)	34.4%
Macquarie Global Infrastructure Index(1)	36.7%
S&P U.S. Utilities Accumulation Index(2)	21.0%

(1)

The Macquarie Global Infrastructure Index consists of 250 infrastructure/utilities stocks in the FTSE Global All-Cap Index, and has a combined market capitalization of approximately $2.1 trillion as of November 30, 2006.

(2)	The Standard & Poor’s Utilities Index is an unmanaged, capitalization-weighted index representing 32 of the largest utility companies listed on the NYSE.

Infrastructure shares globally performed well over the year to November 30, 2006, with the benchmark Macquarie Global Infrastructure Index (“Benchmark”) up 36.7% on a U.S. dollar total return basis. Over the same period, the NAV of the MGU portfolio increased 34.4% on a total return basis.

The strong performance from the infrastructure sector globally reflected a combination of favorable equity market conditions, attractive industry fundamentals, strong financial performance and merger and acquisition activity. In particular, many European and U.S. utilities continued to benefit from a favorable energy price environment during the year as high electricity and gas prices led to stronger margins. Several European utilities also delivered strong gains as a result of ongoing merger and acquisition activity.

The Manager believes MGU’s performance lagged the Benchmark due to the Fund’s more limited exposure to competitive utility-type businesses that continue to benefit from favorable energy prices. The Fund continues to focus on non-competitive types of businesses for investment opportunities as the Manager views these as providing greater income predictability.

General weakness in the U.S. Dollar over the year had a positive impact on the performance of the Fund. In particular, the U.S. Dollar fell approximately 12% against the British Pound and 11% against the Euro, with exposure to these two currencies representing approximately 41% of the portfolio as of November, 30 2006.

Portfolio Composition

A summary of the geographic and sector diversification of the portfolio as of November 30, 2006, is illustrated in the charts below. These charts highlight that the portfolio continues to be heavily weighted towards the U.S. and the U.K.

Geographic Diversification(1)(2)

Sector Diversification(1)

(1)

Based upon Total Assets as defined in the Fund’s Prospectus. Total Return Swap positions have been included on a “mark to market” basis and included on this basis under appropriate country and sector classifications.

(2)	Based on country of issuer, not where securities are held.

Top 10 Holdings

		% of
Company	Description of Business	TNA
Magellan Midstream Partners L.P.	Pipeline infrastructure and bulk storage (U.S.)	4.8%
Transurban Group	Tollroad Owner (Australia)	4.5%
Enbridge Energy Partners L.P.	Pipeline infrastructure and bulk storage (U.S.)	4.3%
United Utilities Plc	Water Utilities (U.K.)	4.2%
Terna SpA	Electricity Transmission (Italy)	3.9%
Kinder Morgan Energy Partners L.P.	Pipeline infrastructure and bulk storage (U.S.)	3.9%
Aeroports de Paris	Airport Owner (France)	3.9%
Amerigas Partners L.P.	Retail Gas Distribution (U.S.)	3.8%
Severn Trent Plc	Waste and Wastewater Utility Services (U.K.)	3.5%
SP AusNet	Electric and Gas Transmission (Australia)	3.5%

(1)          Based upon Total Assets as defined in the Fund’s Prospectus.  Total Return Swap positions have been included on a “mark to market” basis and included on this basis under appropriate country and sector classifications.

Key changes to the portfolio during the year included establishing positions in Transurban Group (Australian toll roads), Aeroports de Paris (the owner of Charles de Gaulle airport in Paris), and two Australian regulated utilities, SP AusNet and Spark Infrastructure Group. During the year, the Fund reduced its positions in U.S. regulated utilities and exited positions in BAA plc (U.K. airports) and Associated British Ports plc (U.K. ports), both of which were subject to takeovers.

In the U.S., investments continue to focus on master limited partnerships that own predominately fee based pipeline and associated infrastructure assets, including investments in three pipeline companies: Kinder Morgan Partners L.P., Enbridge Energy Partners L.P. and Magellan Midstream Partners L.P. The Manager believes that these investments offer predictable and defensive cashflows, attractive yields and good growth prospects.

During the year, the Fund benefited from its large position in the U.K. In particular, positions in U.K. water companies performed well with AWG plc up 57%, Pennon Group plc up 42% and Severn Trent plc up 38%. AWG’s performance can be attributed to a takeover offer it received in October 2006 from an investment group. Pennon benefited from general speculation of further takeover activity in the U.K. water sector, while Severn Trent’s share price was stronger after announcing the spin-off of its waste business and payment of a special dividend.

The Fund held positions across a number of countries in continental Europe, including Italy, Spain and France. Moreover, the Fund participated in the initial public offering of Aeroports de Paris during the year, which closed 19% above its initial public offering price, as at November 30, 2006.

In Australia, the Manager took the opportunity to establish a number of new positions. In particular, the Fund established a position in toll road company Transurban Group and participated in the initial public offerings of diversified energy infrastructure companies Spark Infrastructure and SP AusNet. The Manager believes these companies offer attractive investment qualities including strong strategic positions and sustainable and growing cash flow streams.

The Fund held a number of investments in Chinese companies during the year (via the Hong Kong Stock Exchange). The Fund’s position in Beijing Capital International Airport Co. Ltd. performed well with its share price up 50% over the year. This strong performance can be attributed in part to a 20% increase in airport passenger numbers over the first nine months of 2006 relative to the first nine months of 2005.

The Fund’s Canadian investments had a negative impact on performance. These investments declined during November 2006 when the Canadian government announced changes to the taxation treatment of income trusts. Over the year, the Fund’s weakest performing Canadian positions were Northland Power Income Fund (share price down 20%) and Enbridge Income Fund (share price down 19%), which were also the bottom two performing investments in the Fund for the year (based on share prices in local currency).

Leverage and Swaps

During the year the Fund entered into a $150 million revolving credit facility. At the end of September, the Fund replaced this facility with a $200 million commercial paper conduit. As of November 30, 2006, the Fund has drawn down $150 million of the commercial paper conduit. To limit exposure to potentially adverse interest rate movements, the Manager has locked in interest rates on this borrowing through a number of interest rate swaps which will lock in rates for 2-4 years.

In addition, the Fund entered into a total return swap in Canada. The total return swap provides an alternative, cost effective structure for investing in foreign securities. As of November 30, 2006, the total return swap had a notional amount of CAD 29.4 million.

The Manager believes that MGU’s credit and total return swap facilities provide an attractive combination of both pricing and flexibility for the

Fund. In addition, the overall level of leverage (23.4% of total assets) is well within the limit outlined in the Fund’s prospectus. Management believes that the prudent application of leverage can assist in increasing total returns generated by the Fund.

Distributions

The Fund paid four regular quarterly distributions during the year, totalling $1.55 per share.

Based on the Fund’s NAV of $28.81 and closing price of $26.87 on November 30, 2006 the $1.55 distribution is equal to a distribution rate of 5.4% on NAV and 5.8% on price.

Subsequent to the year ended November 30, 2006, MGU declared a regular distribution for the period ending December 31, 2006 of $0.40 per share. In addition, the Fund declared a special distribution of $0.50 per share.

Based on the Fund’s NAV of $29.37 and closing price of $27.37 on December 5, 2006, the date both distributions were declared, the $0.40 per share regular quarterly distribution is equal to an annualized distribution rate of 5.4% on NAV and 5.8% at market price. The special distribution equates to an additional 1.7% on NAV and 1.8% on price.

Market Outlook

The Manager remains positive about the growth outlook for the global infrastructure sector and the attractive opportunities it presents for the Fund.

The Manager anticipates seeing more initial public offerings in the infrastructure sector throughout 2007. In 2006, governments privatized assets that included toll roads, airports and electricity infrastructure through initial public offerings and private sales across the U.S. and Europe. This activity has been driven by governments seeking to raise revenue in order to reduce government debt levels. There were also a number of partial asset sales by companies, including the initial public offerings of SP AusNet and Spark Infrastructure in Australia. Overall, the Manager expects these trends to persist in 2007 and will continue to closely monitor future initial public offering activity for potential opportunities.

The Manager believes that the infrastructure sector has become an attractive investment arena for investment groups as infrastructure assets can offer high barriers to entry, predictable earnings, strong cashflow generation and the ability to support high levels of debt. Not surprisingly, investment groups made their mark on the infrastructure sector in 2006, launching takeovers for a number of publicly listed companies, including AWG (U.K. water utility), Associated British Ports (U.K. ports), and Duquesne Light (U.S. electric utility). The Manager expects investment groups to become increasingly active in 2007 as they look to invest the significant amounts of capital they have raised. Moreover, there are a number of newly formed investment groups that are specifically targeting investment opportunities in the infrastructure sector. The Manager believes this bodes well for the Fund.

The Manager remains optimistic about the growth potential for the sector and the range of current and potential investment opportunities that the sector presents, including continued initial public offering activity globally.

Conclusion

The Manager believes that MGU continues to provide U.S. investors with an attractive vehicle to access the expanding global universe of infrastructure securities.

We appreciate your investment in the Fund. For any questions or comments you may have, please call on 1-800-910-1434, e-mail us at MGU-Questions@macquarie.com or visit us at www.macquarie.com/mgu.

Yours sincerely

Jon Fitch

Chief Executive Officer

Portfolio Manager

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Fund Adviser, LLC and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of Macquarie Fund Adviser, LLC and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s prospectus.

Investments in the fund are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542, or any entity in the Macquarie group, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. None of Macquarie Bank Limited, Macquarie Fund Adviser, LLC, or any member company of the Macquarie group guarantees any particular rate of return or the performance of the Fund, nor do they guarantee the repayment of capital from the Fund or any tax treatment of any distribution by the Fund.

Statement of Investments
November 30, 2006

Description	Shares	value $
CommoN SToCKS – 92.91%

Australia – 22.08%
Australian Infrastructure Fund	3,038,065	$6,207,910
Babcock & Brown Infrastructure Group	10,882,166	15,453,842
Envestra Ltd.	14,556,370	13,264,280
Hastings Diversified Utilities Fund	1,059,005	2,673,601
SP AusNet †	21,943,231	22,419,140
Spark Infrastructure Group † (1)	20,791,365	19,273,894
Transurban Group **	5,000,000	28,875,512
		108,168,179
brazil – 1.06%
AES Tiete SA	200,100,000	5,212,767

France – 7.99%
Aeroports de Paris # †	348,548	24,695,491
Electricite de France	225,520	14,455,453
		39,150,944
Hong Kong – 8.62%
Beijing Capital International Airport Co., Ltd.	4,724,000	3,036,478
Cheung Kong Infrastructure Holdings, Ltd.	2,861,000	8,716,786
China Light & Power Holdings, Ltd.	1,500,000	9,959,826
HongKong Electric Holdings, Ltd.	2,894,500	13,656,198
Zhejiang Expressway Co., Ltd.	10,019,000	6,826,380
		42,195,668
Italy – 11.20%
Acea SpA	164,534	3,146,474
Enel SpA	1,500,000	15,316,055
Snam Rete Gas SpA	2,011,954	11,124,380
Terna SpA	7,625,000	25,295,825
		54,882,734
malaysia – 0.49%
Plus Expressways Berhad	3,000,000	2,404,643

New Zealand – 3.49%
Auckland International Airport, Ltd.	11,614,694	17,089,730

South Korea – 1.06%
Korea Electric Power Corp.	125,000	5,211,976

Description	Shares	value $

Spain – 8.17%
Enagas, S.A.	375,000	$9,391,265
Iberdrola, S.A.	200,000	8,873,114
Red Electrica de Espana, S.A.	500,000	21,745,752
		40,010,131
United Kingdom – 26.47%
AWG Plc	592,700	18,350,386
Biffa Plc #	1,176,105	6,039,933
Kelda Group Plc	1,050,000	19,040,809
National Grid Plc	1,300,000	17,568,949
Pennon Group Plc	1,827,885	19,430,104
Severn Trent Plc	784,070	22,533,670
United Utilities Plc	1,800,000	26,696,940
		129,660,791
United States – 2.28%
Ameren Corp.	203,800	11,149,898

Total Common Stocks (Identified cost $383,877,580)		455,137,461

CANADIAN INCome TrUSTS – 9.49%
Enbridge Income Fund	478,800	4,758,443
Northland Power Income Fund **	918,100	9,606,668
Pembina Pipeline Income Fund	1,424,300	18,806,921
UE Waterheater Income Fund	1,212,500	13,292,325
		46,464,357
Total Canadian Income Trusts (Identified cost $52,970,049)		46,464,357

mASTer LImITeD PArTNerSHIPS – 23.26%
Amerigas Partners LP	752,000	24,470,080
Enbridge Energy Partners LP *	550,200	27,543,012
Enterprise Products Partners LP	225,000	6,363,000
Kinder Morgan Energy Partners LP	515,000	24,972,350
Magellan Midstream Partners LP **	790,200	30,588,642
		113,937,084

Total master Limited Partnerships (Identified Cost $111,531,467)		113,937,084

	Interest	maturity	Principal
Description	rate	Date	Amount	value $
GoverNmeNT boNDS – 1.64%
U.S. Treasury Note **	4.625%	02/29/2008	4,000,000	$3,993,908
U.S. Treasury Note **	4.875%	05/31/2008	4,000,000	4,011,564
				8,005,472
Total Government bonds (Identified Cost $7,962,004)				8,005,472

	Interest
Description	rate	Shares	value
Short Term Investments– 4.08%

mutual Funds – 0.01%
Bank of New York Cash Reserve Money Market Fund	2.25%	56,720	56,720

	Interest	maturity
Description	rate	Date	value
repurchase Agreements – 4.07%
Agreement with Deutsche Bank, dated 11/30/06 with a repurchase amount of $18,952,769, 102% collateralized by U.S. Inflation Treasury Note, 2.375% due 1/15/25 with a value of $19,329,000.	5.26%	12/01/2006	18,950,000

Agreement with Deutsche Bank, dated 11/28/06 with a repurchase amount of $1,001,015, 102% collateralized by U.S. Treasury Inflation Note, 2.375% due 4/15/11 with a value of $1,020,000.	5.22%	12/05/2006	1,000,000
			19,950,000

Total Short Term Investments (Identified Cost $20,006,720)			20,006,720

Total Investments – 131.38% (Identified Cost $576,347,820)			643,551,094

Total Liabilities Less other Assets – (0.76)%			(3,707,442)

Leverage Facility(2)– (30.62)%			(150,000,000)

Total Net Assets – 100.00%			$489,843,652

SWAP AGREEMENTS:

Interest		Fixed Rate	Floating Rate
Rate Swap	Notional	Paid by the	Received by	Floating Rate	Termination	Unrealized
Counterparty	Amount	Fund	the Fund	Index	Date	Gain/Loss
Citibank, N.A.	60,000,000 USD	4.426%	US 1MT LIBOR(4)	USD LIBOR BBA 1MT	November 17, 2008	$549,938
National Australia Bank	40,000,000 USD	4.865%	US 1MT LIBOR	USD LIBOR BBA 1MT	December 9, 2010	(198,282)
Citibank, N.A.	30,000,000 USD 34,572,000 CAD	4.15%	US 1MT LIBOR	USD LIBOR BBA 1MT	January 6, 2009	(354,315)
Citibank, N.A.	20,000,000 USD 23,242,000 CAD	4.15%	US 1MT LIBOR	USD LIBOR BBA 1MT	January 6, 2009	(406,421)

Total Return
Swap		Notional	Floating Rate	Floating Rate	Termination	Unrealized
Counterparty	Shares	Amount	Paid by the Fund	Index	Date	Gain/Loss
Bank of Nova Scotia		29,447,131 CAD	CAD 1 MT CDOR(5)	CAD BA CDOR	July 26, 2016	$(3,775,524)
Swap Tranches:
Consumers Waterheater	656,500	9,752,780 CAD				(802,321)
Inter Pipeline	1,935,725	19,694,351 CAD				(2,973,203)

PorTFoLIo DIverSIFICATIoN bY INDUSTrY SeCTor:(5)

Airports	7.0%
Diversified	3.4%
Electric Utilities	15.9%
Electricity Generation	2.3%
Electricity & Gas Distribution	21.7%
Pipelines	18.9%
Toll Roads/Transportation	6.0%
Water Utilities	17.1%
Other	3.3%
Cash, Cash Equivalent & Government Bonds	4.4%
100.00%

†	Represents an Initial Public Offering within the past 12 months.
#	Non-income producing security
*	Security, or portion of security, is segregated as collateral for Interest Rate Swaps.
**	Security, or portion of security, is segregated as collateral for Total Return Swap.
(1)	Restricted security
(2)

Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s prospectus Statements) (3) London-Interbank Offered Rate – British Bankers Association Fixing for U.S. Dollar. The Fixing is conducted each day at 11 a.m. (London time). The rate is an average derived from the quotations provided by the banks determined by the British Bankers Association.

(4)

Percentages are based upon total assets as defined in the Fund’s Prospectus. Please note that percentages shown on the Statement of Investments are based on net assets. Total Return Swap positions have been included on a “mark to market” basis and included on this basis under appropriate sector classifications.

(5)	Average rates from nine Cadanian Bank/contributors.

Statement of Assets and Liabilities

NOVEMBER 30, 2006

ASSeTS:
Investments, at value (Cost $576,347,820)	$643,551,094
Cash	3,556
Foreign currency, at value (Cost $823,663)	823,663
Unrealized appreciation on interest rate swap contracts	549,938
Dividends receivable	1,677,789
Total return swap payments receivable	239,233
Interest receivable	51,072
Interest receivable on interest rate swap contracts	73,023
Other assets	191,081
Total Assets	647,160,449

LIAbILITIeS:
Unrealized depreciation on total return swap contracts	3,775,524
Unrealized depreciation on interest rate swap contracts	959,018
Interest payable on total return swap contracts	126,408
Loan payable	150,000,000
Interest on loan payable	780,403
Accrued investment advisory expense	1,381,816
Accrued administration expense	66,512
Accrued legal expense	153,577
Other payables and accrued expense	73,539
Total Liabilities	157,316,797
Net Assets	$489,843,652

ComPoSITIoN oF NeT ASSeTS:
Paid-in-capital	$405,017,746
Accumulated net investment loss	(455,379)
Accumulated net realized gain on investments	22,068,725
Net unrealized appreciation on investments and foreign currency translation	63,212,560
Net Assets	$489,843,652

Shares of common stock outstanding of $0.001 par value, 100,000,000 shares authorized	17,004,189
Net asset value per share	$28.81

See Notes to Financial Statements.

Statement of Operations
For THE YEAR ENDED November 30, 2006

INVESTMENT INCOME:
Dividends (net of foreign withholding of $2,886,441)	$35,953,832
Interest	1,255,713
Total Income	37,209,545

EXPENSES:
Investment advisory	5,269,051
Administration	744,554
Printing	49,315
Transfer agent	34,258
Legal	399,301
Audit	123,574
Trustees	99,999
Excise tax	107,430
Interest on loan	8,025,479
Custody	128,417
Insurance	202,430
Miscellaneous	52,002
Total Expenses	15,235,810
Net Investment Income	21,973,735

Net realized gain on:
Investment securities	16,418,769
Foreign currency transactions	19,130
Interest rate swaps	692,631
Total return swaps	269,866
Net change in unrealized appreciation on investments and foreign currency translation	86,874,454
Net gain on investment	104,274,850
Net Increase in Net Assets From Operations	$126,248,585

See Notes to Financial Statements.

Statement of Cash Flows
For THE FISCAL YEAR END November 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$126,248,585
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(311,337,131)
Proceeds from disposition of investment securities	140,761,163
Net realized gain from securities investments	(16,418,769)
Net sale of short-term investment securities	57,054,365
Net change in unrealized appreciation on investments	(86,874,454)
Discount amortization	(8,879)
Payable for investments purchased	(33,581,778)
Decrease in dividends receivable	528,738
Increase in interest receivable	(41,396)
Increase in interest payable	780,403
Increase in other assets	(22,781)
Increase in investment advisory fees payable	363,902
Increase in administration fees payable	24,710
Decrease in trustees’ fees	(16,361)
Decrease in offering costs payable	(334,870)
Decrease in unrealized appreciation of currency contracts	(3,638)
Other payables and accrued expenses	61,903
Net cash used by operating activities	(122,816,288)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from bank borrowing	150,000,000
Cash distributions paid	(26,356,493)
Net cash provided by financing activities	123,643,507

Net increase in cash	827,219

Cash, beginning balance	0

Cash and Foreign currency at end of Year, ending balance	$827,219

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing $7,245,076.

See Notes to Financial Statements.

Statement of Changes in Net Assets
FOR THE FISCAL YEARS ENDED NOVEMBER 30

	2006	2005(1)
FROM OPERATIONS:
Net investment income	$21,973,735	$7,886,053
Net realized gain (loss) on from:
Investment securities	16,418,769	609,405
Foreign currency transactions	19,130	(7,016)
Interest rate swaps	692,631	0
Total Return swaps	269,866	0
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	86,874,454	(23,661,894)
Net increase in net assets from operations	126,248,585	(15,173,452)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Net decrease in net assets from distributions	(26,356,493)	0

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of common shares net of offering costs	0	405,025,000
Net increase in net assets from capital share transaction	0	405,025,000
Net Increase in Net Assets	99,892,092	389,851,548

Net Assets
Beginning of period	$389,951,560	$100,012
End of period	$489,843,652	$389,951,560

(1) The Fund commenced operations on August 26, 2005.

See Notes to Financial Statements.

Financial Highlights
FOR THE FISCAL YEARS ENDED NOVEMBER 30

			For the Period
	For the Year ended		August 26 2005 to
	November 30, 2006		11/30/2005 (4)
PER COMMON SHARE OPERATING PERFORMANCE
Net asset value - beginning of period	$22.93		$23.88
Income from investment operations:
Net investment income	1.29		0.46
Net realized and unrealized gain on investments	6.14		(1.36)
Total from investment operations	7.43		(0.90)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
From net investment income	(1.55)		0.00
Total distributions	(1.55)		0.00

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid in capital	0.00		(0.05)
Total capital share transactions	0.00		(0.05)
Net asset value - end of period	$28.81		$22.93
Market price - end of period	$26.87		$20.69

Total Investment Return – Net Asset Value	34.43%		(3.96	)%(1)
Total Investment Return – Market Price	38.95%		(17.24	)%(1)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, at end of period (000s)	$489,844		$389,952
Ratios to average net assets attributable to common share holders:
Expenses	3.57	%(3)	1.34	%(2)
Expenses excluding interest expense	1.69%
Net investment income	5.15%		7.48	%(2)
Portfolio turnover rate	25.87%		3.47%

(1)  Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported.  Total investment return on net asset value reflects a sales load of $1.125 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performances is not a guarantee of future results

(2) Annualized

(3) The ratio to Total Assets was 2.66%. The prospectus for the Fund defines Total Assets as Total Net Asset plus Leverage.

(4) The Fund commenced operations on August 26, 2005.

See Notes to Financial Statements.

Notes to Financial Statements
November 30, 2006

1. Organization and Significant Accounting Policies

Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, except for the sale of shares to Macquarie Fund Adviser, LLC (“MFA” or the “Adviser”). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00
p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•                                          the projected cash flows for the issuer;

•                                          the fundamental business data relating to the issuer;

•                                          an evaluation of the forces that influence the market in which these securities are purchased and sold;

•                                          the type, size and cost of holding;

•                                          the financial statements of the issuer;

•                                          the credit quality and cash flow of issuer, based on the Adviser’s or external analysis;

•                                          the information as to any transactions in or offers for the holding;

•                                          the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•                                          the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s Management;

•                                          the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Foreign Securities: The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m.,

Eastern Standard Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/ depreciation on foreign currency translation.

Forward currency exchange contracts which are traded in the U.S. on regulated exchanges are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non- U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies change unfavorably to the U.S. dollar.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly dividends of all or a portion of its net income and/or realized short-term gains after payment of dividends and interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108 “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (SAB 108). SAB 108 requires that public companies utilize a “dual approach” to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. The Fund has determined there are no prior year mistatements that would impact the Fund under SAB108.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, established a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

2. Income Taxes

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended November 30, 2006, was as follows:

Distributions paid from:
Ordinary Income	$26,356,493
Total	$26,356,493

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended November 30, 2006, the effects of certain differences were reclassified. The fund decreased accumulated net investment income by $2,707,505, decreased paid in capital by $107,266, and increased accumulated net realized gain by $2,814,771. These differences were primarily due to the differing tax treatment of foreign currency, investments in partnerships, swaps and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Ordinary Income	$13,114,197
Unrealized appreciation	69,273,625
Cumulative effect of other timing differences	2,438,084
Total	$84,825,906

The other timing differences are due to the application of the passive activity loss rules related to the Fund’s investments in master limited partnerships.

Net unrealized appreciation (depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$84,540,273
Gross depreciation on investments (excess of tax cost over value)	(10,734,480)
Gross depreciation on foreign currency and other derivatives	(4,532,168)
Net unrealized appreciation	69,273,625
Total cost for federal income tax purposes	$569,745,301

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of foreign currency, investments in partnerships, and certain other investments.

3. Capital Transactions

	For the	For the Period
	Year Ended	August 26, 2005 to
	Nov 30, 2006	Nov 30, 2005
Common shares outstanding beginning of period	17,004,189	—
Common shares issued in connection with initial public offering	—	17,004,189
Common shares outstanding end of period	17,004,189	17,004,189

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities, for the year ended November 30, 2006 aggregated $311,337,131 and $140,761,163, respectively. The Fund has also purchased shares of Spark Infrastructure, which is a partly paid security. Please see note 11. Partly Paid Securities.

5. Investment Advisory Agreement

MFA serves as the Fund’s investment adviser pursuant to an Investment Management Agreement with the Fund and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MFA is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MFA receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s

Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, includes the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

6. Interest Rate Swap Contracts

The Fund has entered into interest rate swap agreements to hedge its interest rate exposure on its leverage facility described in Note 8. In these interest rate swap agreements, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the leverage facility. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of interest rate swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposures to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

7. Total Return Swap Contracts

The Manager believes total return swaps provide an attractive combination of both pricing and flexibility to obtain exposure to certain securities.

The Fund has entered into a total return swap agreement with the Bank of Nova Scotia. The swap agreement is for a period of ten years, but may be terminated earlier by the Fund. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss). Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

8. Leverage

On September 29, 2006, the Fund replaced its 364-day senior secured revolving credit facility with a commercial paper conduit (the “CP Conduit”) with TSL (USA) Inc. (“TSL”) as conduit lender, and National Australia Bank Limited (“NAB”), New York Branch as secondary lender.

The Fund drewdown $150 million on September 29, 2006, and the Fund may drawdown an additional $50 million up to a total of $200 million. The Fund has pledged a portion of the securities held in its portfolio as security to collateralize the CP Conduit.

The Fund will pay interest at a rate of 40 bps per annum above the cost of funds TSL is able to obtain in the commercial paper market. As of November 30, 2006 the cost of funds was 5.30% and the interest rate payable by the Fund was 5.70%.

The Fund will also incur a commitment fee of 10 bps for the amount of commitment available in excess of the outstanding loan. As of November 30, 2006, the Fund had commitments available of $50 million.

9. Other

Compensation of Directors: The Independent Directors of the Fund receive a quarterly retainer of $5,000 and an additional $2,500 for each meeting attended.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Partly Paid Securities

The Fund has an obligation to pay 0.54 AUD per share on the 20,791,365 shares it owns in Spark Infrastructure Group. As of November 30, 2006 this represents a payment of USD 8,857,789. The payment is expected to be due on March 15, 2007.

12. Subsequent events

Distribution: The Fund paid two distributions totaling $15,303,770: the regular quarterly distribution of $0.40 per common share, and a special distribution of $0.50 per common share. Both distributions were paid on December 29, 2006 to shareholders of record on December 15, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Macquarie Global Infrastructure Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Macquarie Global Infrastructure Total Return Fund, Inc. (the “Fund”) at November 30, 2006, the results of its operations and its statement of cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period August 26, 2005 (commencement of operations) through November 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

January 16, 2007

Additional Information (unaudited)
November 30, 2006

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, The Bank of New York, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by The Bank of New York, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•                                          If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•                                          If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts,

including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, NY 10286, 20th Floor, Transfer Agent Services, 1-800-433-8191.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http:// www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Designation Requirements

The Fund designates the following for federal income tax purposes for the year ended November 30, 2006:

Foreign Taxes Paid and Foreign
Source Income
Foreign Taxes Paid	1,702,152
Foreign Source Income	17,369,423
Dividends Received Deduction Percentage	3.28%
Qualified Dividend Income Percentage	100.00%

Directors & Officers

November 30, 2006

Certain biographical and other information relating to the non-interested Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser (“MFA-Affiliate Advised Funds”), and other public directorships

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MFA-Affiliate Advised Funds Overseen	Public Directorships
Gordon A. Baird*, 38	Director	Since – July 22, 2005 Term expires 2009.	Mr. Baird has been Chief Executive Officer, partner and member of the Board of Paramax Capital Group (investment management firm) since 2003. He was Director of Fixed Income and Structured Finance Group, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (2002-2003); President and member of the Board of Directors, IBEX Capital Markets Inc. (1996-2001).	1	None

Thomas W. Hunersen*, 48	Director	Since – July 12, 2005 Term expires 2007.	Mr. Hunersen has been a consultant since 2005. He was Head of Strategy Projects—North America, Global Wholesale Banking—Bank of Ireland, Greenwich, Connecticut (2004), Chief Executive Officer, Slingshot Game Technology Incorporated, Natick, Massachusetts (2002-2003), and Executive Vice President, General Manager, Global Head of Energy & Utilities—Global Wholesale Banking—National Australia Bank Limited (1987-2001).	1	None

Chris LaVictoire Mahai*, 51	Director	Since – July 12, 2005 Term expires 2008.	Ms. Mahai has been Owner/ Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

(1)      Each non-interested Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1625 Broadway, Suite 2200, Denver, CO 80202.

*             Member of the Audit Committee

Biographical Information of the Interested Directors of the Fund

Name, Age and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MFA-Affiliate Advised Funds Overseen	Public Directorships
Oliver Yates, 41 125 West 55th Street New York, NY 10019	Director	Since – May 4, 2005 Term expires 2008.	Co-head of the Macquarie Group’s Financial Products group and an Executive Director of Macquarie Bank Limited (July 2004—present); President of Macquarie Holdings USA (2000—July 2004).	1	None

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(1) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MFA-Affiliate Advised Funds Overseen	Public Directorships
Jon Fitch, 41 125 West 55th Street New York, NY 10019	Chief Executive Officer	Since – July 13, 2005

CEO, Macquarie Fund Adviser, LLC (February 2004—present); Equity Analyst, Macquarie Equities Limited (2001—2003: established Hong Kong-based research team; 1997—2000: led coverage of the Australian infrastructure and utility sector)

Richard Butt, 50 125 West 55th Street New York, NY 10019	Chief Financial Officer, Treasurer and Secretary	Since – October 19, 2006

Director and Chairman, Macquarie Fund Adviser,LLC (September 2006 to present); President, Macquarie Fund Adviser, LLC (December 2006 to present); Director, Macquarie Alternative Investments Limited (November 2006 to Present), President, RefcoFund Holdings, LLC (November 2003 to August 2006); Senior Vice-President, Refco Alternative Investments, LLC (October 2003 to November 2003); President, Refco Alternative Investments, LLC (November 2003 to August 2006); President, Refco Commodity Management, Inc. (September 2005 to August 2006); Executive Vice President, Global Distribution Strategies Inc. (January 2002 to October 2003).

Name, Age and Address(1) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Diana Bergherr(2), 53 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since – June 1, 2006	CCO & Head of Compliance North America, Macquarie Holdings (USA) Inc.

Ron Palmer, 38 125 West 55th Street New York, NY 10019	Assistant Secretary	Since – October 19, 2006

COO Macquarie Fund Adviser, LLC (March 2004 to present); Business Operational Risk Manager, North America, Macquarie Securities (USA) Inc. (Nov 2002 to March 2004) Prior to November 2002 Executive, Macquarie Corporate Finance (USA) Inc.

(1) Each officer serves an indefinite term.

(2) On January 17th, 2007 Ms. Bergherr resigned as CCO of the Fund and Carolyn Miller, Esq., 44, was appointed as her replacement. Ms. Miller is currently the Chief Compliance Officer for MFA. Prior to joining MFA, Ms. Miller was employed as the Senior Compliance Officer for Stanfield Capital Partners, a New York-based registered investment adviser. Her previous employers include Fleishman-Hillard Inc., The American Stock Exchange LLC and the U.S. Securities Exchange Commission. Ms. Miller is a member of the NY State Bar Association and has published numerous articles in various securities industry and law periodicals on securities law compliance.

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1-800-910-1434

Macquarie Global Infrastructure Total Return Fund
125 West 55th Street
New York, NY 10019

MGU-Questions@macquarie.com

www.macquarie.com/mgu

Item 2.   Code of Ethics.

(a)  The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  Not applicable.

(c)  There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(a) above.

(d)  The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to any element of the code of ethics described in 2(a) above.

(e)  Not applicable.

(f)  The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.   Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The Board of Directors has determined that each of the independent directors is an audit committee “financial experts.” Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

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Item 4.   Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended November 30, 2006 and November 30, 2005 was $166,500 and $75,500, respectively.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in 2006 and $0 in 2005.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $26,500 in 2006 and $0 in 2005.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in 2006 and $0 in 2005.

(e)(1)       Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee.   Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)       No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           Not applicable.

(h)           Not applicable.

Item 5.   Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Gordon A. Baird

Chris LaVictoire Mahai

Thomas W. Hunersen

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Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the registrant’s policies and procedures.

Proxy Voting Guidelines

The Registrant has adopted a proxy voting policy that seeks to ensure that proxies for securities that it holds are voted consistently and solely in the best economic interests of the Registrant.

The Board of Directors is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to the Adviser. The Adviser has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to the Adviser on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. The Adviser reviews ISS recommendations and frequently will follow the ISS recommendations. However, on selected issues, the Adviser may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Registrant. If the Adviser manages the assets of a company or its pension plan and any of the Adviser’s clients hold any securities in that company, the Adviser will vote proxies relating to that company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. If the Registrant requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser will review the request and inform the Registrant only if the Adviser is not able to follow the Registrant’s request.

The Adviser has also adopted the ISS Proxy Voting Guidelines, a current copy of which is attached as Appendix B. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Adviser’s general voting policies.

Information about how the Fund will vote proxies relating to portfolio securities will be available without charge by calling 1-800-910-1434 or by accessing the SEC’s website at http://www.sec.gov.

ISS Concise Summary of 2006 U.S. Proxy Voting Guidelines

1.     Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

• An auditor has a financial interest in or association with the company, and is therefore not independent;

• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

• Fees for non-audit services are excessive.

2.     Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

• Composition of the board and key board committees;

• Attendance at board and committee meetings;

• Corporate governance provisions and takeover activity;

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• Disclosures under Section 404 of the Sarbanes-Oxley Act;

• Long-term company performance relative to a market and peer index;

• Extent of the director’s investment in the company;

• Existence of related party transactions;

• Whether the chairman is also serving as CEO;

• Whether a retired CEO sits on the board;

• Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

• Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

• Sit on more than six public company boards;

• Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

• The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

• The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

• The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

• At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

• A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weightedaverage TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

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• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

• The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

• The non-audit fees paid to the auditor are excessive;

• A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

• There is a negative correlation between chief executive pay and company performance;

• The company fails to submit one-time transfers of stock options to a shareholder vote;

• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

• The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

• Two-thirds independent board;

• All-independent key committees;

• Established governance guidelines;

• The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws),

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provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

• Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

• The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

• The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

• An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

• The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3.     Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

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4.     Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

• Shareholders have approved the adoption of the plan; or

• The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20 percent trigger, flip-in or flip-over;

• A term of no more than three years;

• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.     Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

• Market reaction - How has the market responded to the proposed deal?

• Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

• Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

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• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

• Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6.     State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7.     Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8.     Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

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• The total cost of the company’s equity plans is unreasonable;

• The plan expressly permits the repricing of stock options without prior shareholder approval;

• There is a disconnect between CEO pay and the company’s performance;

• The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

• The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

• Stock ownership guidelines with a minimum of three times the annual cash retainer.

• Vesting schedule or mandatory holding/deferral period:

• A minimum vesting of three years for stock options or restricted stock; or

• Deferred stock payable at the end of a three-year deferral period.

• A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

• No retirement/benefits and perquisites for non-employee directors; and

• A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

• Purchase price is at least 85 percent of fair market value;

• Offering period is 27 months or less; and

• The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

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• Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

• Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

• Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

• No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

• A trigger beyond the control of management;

• The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

• Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9.     Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

• The company is conducting animal testing programs that are unnecessary or not required by regulation;

• The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

• The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

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• The existing level of disclosure on pricing policies;

• Deviation from established industry pricing norms;

• The company’s existing initiatives to provide its products to needy consumers;

• Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

• New legislation is adopted allowing development and drilling in the ANWR region;

• The company intends to pursue operations in the ANWR; and

• The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

• The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

• The company does not directly source from CAFOs.

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Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

• The company does not maintain operations in Kyoto signatory markets;

• The company already evaluates and substantially discloses such information; or,

• Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10.  Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

• Past performance as a closed-end fund;

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• Market in which the fund invests;

• Measures taken by the board to address the discount; and

• Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

• Performance of the fund’s net asset value;

• The fund’s history of shareholder relations;

• The performance of other funds under the advisor’s management.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Name	Title	Length of Service	Business Experience 5 Years
Jon Fitch	CEO, Portfolio Manager	Since 2005

CEO, Macquarie Infrastructure Fund Adviser, LLC (February 2004—present); Equity Analyst, Macquarie Equities Limited (2001—2003: established Hong Kong-based research team; 1997—2000: led coverage of the Australian infrastructure and utility sector)

Nigel Trewartha(1)	Portfolio Manager	Since 2006	Mr. Trewartha has been employed with Macquarie Infrastructure Fund Advisor, LLC since March 2004, first as a Senior Manager and Assistant Portfolio Manager

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and currently as an Associate Director and Portfolio Manager. From July 2000 to March 2004, Mr. Trewartha was employed by Macquarie Bank Limited in the Corporate and Structured Finance division.

Other Accounts Managed

PM Name	# Registered Investment Companies, Total Assets	# Other Pooled Investments Vehicles, Total Assets	# Other Accounts, Total Assets	Material Conflicts if Any
Jon Fitch	1,$233,378,775	2,$197,307,974	1,$10,267,893	See Below
Nigel Trewartha(1)	1,$233,378,775	2,$197,307,974	1,$10,267,893	See Below

Material Conflicts of Interest.  The Adviser believes that Messrs. Fitch and Trewartha’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts.  To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements.  All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3) Portfolio Manager Compensation as of November 30, 2006.

Base salary.  Each of the Portfolio Managers is paid a base salary that is set on an annual basis at a level determined by the Adviser’s parent company, Macquarie Bank Limited (“MBL”).  In setting the base salary for portfolio managers, MBL’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities and current employment market conditions.

Incentives.  The Portfolio Managers are also eligible to receive variable (at risk) performance pay and a long-term incentive in the form of options.  To encourage superior performance, MBL

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has a formula driven profit share scheme for staff.  The size of the profit sharing pool is determined annually by reference to MBL’s after tax profits and its earnings over and above the estimated cost of capital.  The profit sharing pool is allocated to business areas based on various factors, particularly relative contribution to profits taking into account capital usage.  Allocations are then made to individuals within the business areas based on their performance and contribution over the year.  Individual allocations are primarily linked to outcomes actually achieved in the current year that contribute directly to net profit after tax and return on ordinary equity, the drivers that determine the total profit sharing pool and returns to shareholders.  Accordingly each Portfolio Manager’s share of the profit share pool, which typically forms a substantial part of his respective annual cash compensation, is based on his individual performance (the assessment of which will include the Fund’s assets under management and the revenues generated by the Fund).

The Portfolio Managers are also eligible to receive options.  The majority of options are allocated to individual executives in broadly the same manner as annual cash incentives (i.e. allocated on the basis of current year performance).

MBL and the Adviser believe that these incentives align the interests of the Portfolio Managers and the portfolios they manage.

(a)(4) Dollar Range of Securities Owned as of November 30, 2006.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (2)
Jon Fitch	None
Nigel Trewartha(1)	None

(1) Nigel Trewartha resigned effective December 15, 2006 to accept a position as Chief Financial Officer of Envestra Limited.

(2) “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

The Fund’s Bylaws provide that, with respect to an annual meeting of Stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by Stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws.  With respect to special meetings of Stockholders, only the business specified in the notice of the meeting may be brought before the meeting.  Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice

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of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Item 11. Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	February 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	February 5, 2007

By:	/s/ Richard Butt
Richard Butt
Chief Financial Officer (Principal Financial Officer)

Date:	February 5, 2007

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